EXHIBIT 10.5

CONTRACT OF EMPLOYMENT

Entered into between:

Sinohub Electronics Shenzhen, Ltd.
(Herein after referred to as “the employer”)

Address of employer:

6/F, No. 5 Qiongyu Road
Central Area, Technology Park
Nanshan District
Shenzhen, China 518057

Legal Representative:

Li De Hai

Contact Person:

Henry T. Cochran, CEO

Contact phone number:

+86-139-2286-3021

And

Li De Hai
(Herein after referred to as “the employee”)

Address of employee:

Hai Xia Ge 14G, Hai Zhu Cheng
Nanshan District, Shenzhen, PRC 518054

Chinese ID card number:

320107196903113412

Contact phone number:

+86-133-1299-9510

According to the hereafter relative terms and regulations in China Employment Law, the employer and the employee hereafter sign the following contract and agree to obey it.

Term of the contract

1.1 The employer and the employee define the term of the contract in the fixed term way listed below:

a.	Fixed term: This contract will begin on January 1, 2012 and continue until December 31, 2012

b.	No fixed term: This contract will begin on ............................................

c.
After completing some work: This contract will begin on .................... and continue until terminated on .................... when the work is done. The criteria of completion of the work is .....................

1.2 The term of the probation is  .............N/A .............. (It includes in the term of the contract. If no probation, please put in N/A.)

2.	Job description

Job Title: Chief Financial Officer

3.	Hours of work

3.1 The employer and the employee define hours of work in the no fixed working hours way listed below:

a.	Normal daily working hours will be .................... hours (no more than 8 hours), and the weekly working hours will be ....................hours (no more than 40 hours).

b.	No fixed working hours, i.e. after getting the approval of labor department, the employee will work without the regular fixed period of time.

c.	After getting the approval of labor department, the employee will work and be paid according to the accumulated hours.

3.2 Over time will only be worked if agreed upon between the parties as set out in Clause 41 in the employment Law.

4.	Wage

4.1 The employer must structure the wage system in compliance with relative laws and regulations and inform the employees. The employee wage shall be paid no less than the minimum wage of that year announced by the government.

4.2 Monthly wage of the employee is US$3,000 paid in RMB at the prevailing exchange rate (The employee wage during probation is N/A)

4.3 The employee wage shall be paid in cash on the last working day of every month and shall be: ........................................

4.4 In terms of overtime payment, public holidays, Paid Time Off and other special conditions of the employee, the employer must execute according to the Regulations of the Shenzhen Municipality on the Wage Payment to employees.

4.5 Other agreements between the employer and the employee as below:

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5.	Protection of Employees and Other conditions of employment

5.1 The employer must provide the employee with working environment compliant with the national sanitation standard and labor protection devices in order to protect the employees at work.

5.2 Employee is engaged in .................................. which may lead to occupational harm ...................................., therefore, the employer must ............................................., and organize the employees to take physical examination .......................... (times) a year.

5.3 The employee is entitled to refuse to obey the instructions of the employer that are against the relative law and (or) regulations and may bring the harm to the security or health of the employee, who can report tot the relative organizations.

6.	Social insurance and labor protection allowances and welfare

6.1 The employer conducts social insurance procedures for employees. The insurance fee will be paid according to insurance law and regulations.

6.2 The employer offers sick leave and medical welfare when employee is sick or injured not related with work.

6.3 The employer conducts according to the Code of Occupational Disease Prevention of PRC and Work-related Injury Insurance Regulations when the employee has occupational disease, is injured or dead.

6.4 The employee is entitled to take public holidays, annual leave, honeymoon vacation and maternity leave, etc.

7.	Labor discipline

7.1 The discipline and regulations that the employer establishes must be open and informed to employees.

7.2 The employee must obey the relative national, provincial and municipal discipline and regulations and those established by the employer, and complete the assignment timely.

7.3 They employee must obey the relative national, provincial and municipal discipline of birth-control.

8.	Alternation of the contract

This contract can be altered or modified with the agreement of both parties. Any changes of the contract must be in written form.

9.	Dissolution of the contract

9.1 If one party or both parties of the contract proposes to dissolute the contract before the contract expires, the proposal must be compliant with the relative regulations.

9.2 The employer must pay the employee compensation of it confirms to the needed conditions.

9.3 When both parties dissolute the contract, the employer must inform the employee in written form and go through the corresponding procedure.

10.	Termination of employment

10.1 When the contract expires or the condition that both parties agree to terminate the contract occurs, this contract of employment is terminated. The employer must inform the employee in written form and go through the corresponding procedure.

10.2 When the contract expires, if both parties agree to renew it, needed procedures must be done with 30 days before the expiration of the contract.

11.	Liabilities for Breach of Contracts

11.1 Liabilities of the employer:
Local third party health insurance
Indemnification Agreement
Director and Officer Insurance

11.2 Liabilities of the employee:
Employee shall be liable for negligence, fraud and theft

12.	Dispute Principle

When dispute about employment arises between both parties, they should first resolve this by resorting to consultations by themselves. If it fails, both parties can apply for mediation at the labor dispute mediation commission of its own, or apply for arbitration directly at the labor dispute arbitration commission. If the parties agree to accept the award of arbitration, they must fulfill it. If the parties refuse to accept the award of arbitration over a personnel dispute, they may file an action in a people’s court according to law.

13.	Other conditions of employment both parties agree on:

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14.	Other issues

14.1 For the matters not mentioned herein or terms against the applicable laws and standards, it must be carried on according to law.

14.2 The following regulations of the employer will be the appendix to this contract.

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14.3 This contract is effective on the date since both parties sign. Any sign of erasure or authorized signature without approval in written form is invalid.

14.4 This contract is in duplicate and is to be held by both parties.

THUS DONE AND SIGNED AT SHENZHEN, PR CHINA ON THE FIRST DAY OF JANUARY, 2012.

EMPLOYER	EMPLOYEE

/s/Henry Cochran	/s/Li De Hai
CEO